OMB APPROVAL

OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response …….38.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2006

CIT Equipment Collateral 2006-VT1

(Exact name of registrant as specified in its charter)

Delaware	333-122288	11-6609337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Chase Bank USA, National Association 500 Stanton Christiana Road 3rd Floor, OPS/4 Newark, Delaware	19713

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 552-6279

(Former name or former address, if changed since last report.)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number

Item 6.01	ABS Informational and Computational Material.

          CIT Funding Company, LLC (the “Depositor”) has registered $4,000,000,000 in receivable-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (File No. 333-122288) (as so amended, the “Registration Statement”).

          The receivable-backed notes are listed on the Bloomberg screen under the codes in the Bloomberg Listing attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

          On March 23, 2006 (the “Closing Date”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.3 (the “Pooling and Servicing Agreement”), the Depositor caused CIT Equipment Collateral 2006-VT1 (the “Registrant”) to issue $330,000,000 in aggregate principal amount of 4.98953% Receivable-Backed Class A-1 Notes, $179,000,000 in aggregate principal amount of 5.13000% Receivable-Backed Class A-2 Notes, $330,000,000 in aggregate principal amount of 5.13000% Receivable-Backed Class A-3 Notes, $93,790,000 in aggregate principal amount of 5.14000% Receivable-Backed Class A-4 Notes, $22,690,000 in aggregate principal amount of 5.23000% Receivable-Backed Class B Notes, $22,690,000 in aggregate principal amount of 5.28000% Receivable-Backed Class C Notes, and $30,252,983 in aggregate principal amount of 5.48000% Receivable-Backed Class D Notes (the “Notes”).

          This Current Report on Form 8-K is being filed to provide information regarding the Notes.

          The Notes represent obligations of the Registrant. The Registrant was created pursuant to a Trust Agreement, dated March 8, 2006, as amended and restated by the Amended and Restated Trust Agreement attached hereto as Exhibit 4.2.

          The Notes were issued pursuant to an Indenture, attached hereto as Exhibit 4.1, dated February 1, 2006, among the Registrant and The Bank of New York, as indenture trustee.

          The primary assets of the Registrant are a pool of contracts, including certain equipment leases and financing agreements (the “Contracts”), a security interest in the underlying contracts and other property relating to the Contracts, which were transferred to the Registrant on the Closing Date pursuant to the Pooling and Servicing Agreement.

          As of the Closing Date, the Contracts had the characteristics described in the Prospectus dated March 1, 2006, the Preliminary Prospectus Supplement previously filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b)(3) of the Act on March 15, 2006, and the Prospectus Supplement dated March 14, 2006 previously filed with the Commission on March 17, 2006 pursuant to Rule 424(b)(5) of the Act.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

          The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.	Description

1.1

Underwriting Agreement, dated March 14, 2006, among CIT Funding Company, LLC, CIT Financial USA, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters.

4.1	Indenture, dated February 1, 2006, among CIT Equipment Collateral 2006-VT1 and The Bank of New York, as Indenture Trustee.

4.2	Amended and Restated Trust Agreement, dated February 1, 2006, among CIT Funding Company, LLC, as Depositor, and Chase Bank USA, National Association, as Owner Trustee.

4.3	Pooling and Servicing Agreement, dated February 1, 2006, among CIT Equipment Collateral 2006-VT1, as Trust, CIT Funding Company, LLC, as Depositor, and CIT Financial USA, Inc., as Servicer.

10.1

Administration Agreement, dated February 1, 2006, among CIT Equipment Collateral 2006-VT1, as Issuer, CIT Financial USA, Inc., as Administrator, CIT Funding Company, LLC, as Depositor, and The Bank of New York, as Indenture Trustee.

99.1	Informational Materials—Bloomberg Listing of Receivable-Backed Notes of CIT Equipment Collateral 2006-VT1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT Equipment Collateral 2006-VT1

(Registrant)
By: CIT Financial USA, Inc., as Servicer
Date: April 10, 2006

	By:	/s/ Usama Ashraf

(Signature)

Name: Usama Ashraf
Title: Vice President